                                                                   EXHIBIT 10.14


                             AGREEMENT AND AMENDMENT
                               TO CREDIT AGREEMENT

         This Agreement and Amendment to Credit Agreement (this "Amendment") dated as of March 20, 2002 among the financial institutions (collectively, the "Lenders") party to the Credit Agreement (as such term is hereinafter defined); AMERICAN PLUMBING & MECHANICAL, INC. (the "Borrower"), and BANK ONE, NA (successor by merger to The First National Bank of Chicago), as agent (in such capacity, the "Agent") for the Lenders;


                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agent and the Documentation Agent executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the "Credit Agreement") dated as of March 31, 2001; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties here do hereby agree as follows:

         Section 1. Amendments to Credit Agreement.

               (a) Section 6.26.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

               6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any Distribution on its Capital Stock (other than dividends payable in its own Capital Stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that (i) any Subsidiary of the Borrower may declare and pay dividends and make Distributions
          (a) to a Wholly-Owned Subsidiary of the Borrower that is a Guarantor if no Default or Unmatured Default would result from such declaration, payment or making, or (b) to the Borrower, (ii) the Borrower (x) may declare and pay dividends on Borrower Preferred Stock to the holders thereof if no Default or Unmatured Default exists at the time of such declaration or payment and if no Default or Unmatured Default would result from such declaration or payment or (y) may make Distributions in the manner expressly specified in clause (ii) and (iii) of Section
          2.02 and (iii) the Borrower may redeem Borrower Preferred Stock on or after March 20, 2002 for payment of consideration in an aggregate dollar amount not to exceed $3,500,000 so long as no Default or Unmatured Default exists at the time of such redemption and provided that the ratio of the liquidation value of the Borrower Preferred Stock being redeemed to the payments made for such redemption shall not be less than 2.00 to 1.00.

               (b) Section 6.26.01 of the Credit Agreement is hereby amended to read in its entirety as follows:


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               6.26.01. Total Debt to EBITDA Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated Funded Total Debt to (ii) Consolidated EBITDA to be greater than (a) for the fiscal quarters ending on March 31, 2002 and June 30, 2002,
          4.00 to 1.00, (b) for the fiscal quarter ending on September 30, 2002,
          3.75 to 1.00 and (c) for each fiscal quarter thereafter, 3.50 to 1.0.

               (c) Section 6.26.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

               6.26.03. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA minus the sum of Consolidated Cash Taxes and Consolidated Capital Expenditures other than Discretionary Capital Expenditures, to (ii) Consolidated Cash Interest Expense, plus current maturities of principal Indebtedness, plus Scheduled Preferred Dividend Payments, plus one seventh (1/7th) of the Aggregate Outstanding Credit Exposure, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than (a) for the fiscal quarter ending on March 31, 2002, 1.10 to 1.00, (b) for the fiscal quarter ending on June 30, 2002, 1.05 to 1.00 and (c) for each fiscal quarter thereafter, 1.25 to 1.0.

               (d) Schedule I to the Credit Agreement (the Pricing Schedule) is hereby amended to be identical to Schedule I attached hereto.

         Section 2. Conditions. This Amendment shall not become effective until
(i) it has been executed and delivered by the Borrower and the Required Lenders,
(ii) the Borrower shall have delivered to the Agent a certificate of the Secretary or any Assistant Secretary of the Borrower authorizing the execution, delivery and performance of this Amendment and (iii) the Borrower shall have paid to the Agent (for payment to the applicable Lenders) a fee equal to 0.15% times the Commitment of each Lender which shall have joined in the execution of this Amendment.

         Section 3. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Unmatured Default or a Default.

         Section 4. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.




                                      -2-
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         Section 5. Definitions and References. Any term used herein which is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms "Agreement" and "Credit Agreement" as used in the Loan Documents or any other instrument, document or writing furnished to the Agent or any Lender by any Obligor shall mean the Credit Agreement as hereby amended.

         Section 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, the Documentation Agent and their respective successors, assigns, receivers and trustees (but the Borrower shall not assign its rights hereunder without the express prior written consent of the Required Lenders); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

         THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Schedule I - Pricing Schedule


                                           AMERICAN PLUMBING & MECHANICAL, INC.



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------






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                                           BANK ONE, NA (successor by merger to
                                           The First National Bank of Chicago),
                                           individually and as Agent



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        individually and as Documentation Agent



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        FLEET NATIONAL BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        COMERICA BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BAY VIEW FINANCIAL CORPORATION



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------




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